UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Outdoor Channel Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Outdoor Channel Holdings, Inc. which will be held at our new broadcast facility at 43455 Business Park Drive, Temecula, California, on Tuesday May 16, 2006 at 9:00 a.m. local time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of stockholders and Proxy Statement which you are urged to read carefully.

Your vote is important, so even if you plan to attend the meeting, I encourage you to sign, date and return the enclosed proxy promptly in the accompanying reply envelope. This will ensure your vote is counted whether or not you are able to attend. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

We look forward to seeing you on May 16, 2006.

Sincerely,

Perry Massie, Chairman of the Board, Chief Executive Officer and President

Temecula, California

OUTDOOR CHANNEL HOLDINGS, INC
43445 Business Park Drive, Suite 113
Temecula, California 92590

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2006 AT 9:00 A.M.

Dear Stockholder:

The annual meeting of stockholders of Outdoor Channel Holdings, Inc. will be held at our new broadcast facility at 43455 Business Park Drive, Temecula, California, on Tuesday May 16, 2006 at 9:00 a.m. local time for the following purposes:

1.                 To elect three persons to the Board of Directors. The independent directors of the current Board of Directors have nominated the following persons for election at the meeting:  Thomas H. Massie, David C. Merritt and Elizabeth J. Sanderson.

2.                 To transact such other business that may properly come before the meting or any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on March 31, 2006 will be entitled to vote at the annual meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of Outdoor Channel Holdings, Inc. and at the meeting.

By Order of the Board of Directors,

Perry Massie, Chairman of the Board, Chief Executive Officer and President

Temecula, California
April 13, 2006

ABSTENTIONS AND BROKER NONVOTES WILL BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

OUTDOOR CHANNEL HOLDINGS, INC.
43445 Business Park Drive, Suite 113
Temecula, California 92590

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 16, 2006

On behalf of the Board of Directors (the “Board”) of Outdoor Channel Holdings, Inc. (the “Company”), we are asking for your proxy to be used at the annual meeting of stockholders to be held on May 16, 2006. The annual meeting will be held at 9:00 a.m. at our new broadcast facility at 43455 Business Park Drive, Temecula, California. Stockholders of record on March 31, 2006 are entitled to notice of and to vote at the annual meeting. This Proxy Statement and accompanying proxy materials will be first mailed to stockholders on or about April 13, 2006.

What is the purpose of the annual meeting?

At our annual meeting, the only formal item on which the stockholders will vote is the election of three directors to the Board. In addition, following the formal part of the meeting, management will report on the Company and will respond to questions from our stockholders. An annual report for the year ended December 31, 2005 is enclosed with this Proxy Statement.

Who can vote at the meeting?

Only stockholders of record as of the close of business on the record date, March 31, 2006, are entitled to vote the shares of stock they held on that date. Stockholders may vote in person or by proxy (see “How do I vote” below). Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, will be a quorum for the transaction of business at the meeting. As of the record date, there were 24,576,593 shares of common stock outstanding.

The Board does not know of any matter that is not referred to in this Proxy Statement to be presented for action at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy will have discretion to vote on such matters in accordance with their best judgment.

All votes will be counted by an inspector of elections appointed for the meeting. The inspector will count separately “yes” votes, “no” votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as “present” when determining whether there is a quorum to transact business. Except for the election of directors, abstentions will have the same effect as “no” votes. However, broker non-votes will not be counted as votes on any proposal.

What is the required vote?

The three people receiving the largest number of votes cast at the annual meeting will be elected as directors. For other matters, if any were to arise, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote is required for approval.

How do I vote?

If you complete and properly sign the enclosed proxy card and return it as instructed, it will be voted as you indicate on the card. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in “street name” through a brokerage or other nominee, you will need to obtain a proxy card from the institution that holds your shares.

All shares represented by a proxy will be voted, and if a stockholder specifies a choice with respect to any item to be acted upon, the shares will be voted in accordance with that choice. If no choice is indicated on the proxy card, the shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement and in the discretion of the proxy holders on any other matter that comes before the meeting.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before it is voted. It may be revoked by taking any of the following actions:

•       delivering a written notice to the Company’s Secretary or Assistant Secretary at its principal office, 43445 Business Park Drive, Suite 113, Temecula, California 92590;

•       delivering a signed subsequent proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

•       attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

Please note, however, that if your shares are held in “street name” through a brokerage or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

Who will pay for the costs of solicitation?

The Company will bear the entire cost of solicitation of proxies, including costs incurred in connection with the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders of the Company in relation to the annual meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Outdoor Channel Holdings, Inc. is currently composed of seven members. The Board is classified into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of stockholders. At the 2006 annual meeting, three directors will be elected to hold office for three years or until their successors are elected and qualified. Thomas H. Massie, David C. Merritt and Elizabeth J. Sanderson, who are presently serving as directors, have been nominated for re-election by the independent members of the Board. Unless the returned proxy withholds authority to vote for one or more of the nominees or is a broker non-vote, the shares represented by such returned proxy will be voted for the election of the directors as the Board’s nominees. If a nominee is unable to serve, which is not expected, the shares represented by the returned proxy will be voted for such candidate as may be nominated by the independent members of the Board.

Vote Required

The three candidates receiving the highest number of affirmative votes of the stockholders entitled to vote at the annual meeting will be elected directors of Outdoor Channel Holdings, Inc. Unless otherwise instructed, the proxyholders will vote each returned proxy for the nominees named above for election to the class whose term expires in 2009, or for as many nominees of the Board as possible, such votes to be distributed among such nominees in the manner as the proxyholders see fit.

Nominees and Other Directors

The following table sets forth information regarding the nominees for director and each other person whose terms of office as a director will continue after the meeting.

Name	Age	Class Termination Year	Position
Perry T. Massie	43	2007	Chief Executive Officer, President, Director—Chairman
			of the Board
Thomas H. Massie	41	2006	Executive Vice President, Secretary and Director—Vice
			Chairman of the Board
Jerry R. Berglund(1)	57	2008	Director
David C. Merritt(1)	51	2006	Director
Ray V. Miller(2)	72	2008	Director
Elizabeth J. Sanderson(2)	52	2006	Director
Thomas B. Stanley(1),(2)	53	2007	Director

(1)          Member of Audit Committee

(2)          Member of Compensation Committee

Business Experience of Nominees for Election

Thomas H. Massie has served as a director and the Secretary of Outdoor Channel Holdings, Inc. since 1984, its Executive Vice President since 1994 and as its Vice Chairman of the Board since 1999. Mr. Massie is also the host of the “Gold Fever” show. He attended the University of Alaska, Fairbanks, studying business administration. Thomas H. Massie is the brother of Perry T. Massie.

David C. Merritt has served as a director of Outdoor Channel Holdings, Inc. since December 2003. He has served as a director of Charter Communications, Inc., a provider of cable television and other communication services, since July 2003 and as a director of Calpine Corporation, an electrical power provider, since February 2006. Mr. Merritt has been a Managing Director at Salem Partners LLC, an investment banking firm, since October 2003. From January 2001 through April 2003, Mr. Merritt served as Managing Director in the Entertainment Media Advisory Group at Gerard Klauer Mattison & Co., Inc., a company that provides advisory services to the entertainment media industries. He has also served as a director of Laser-Pacific Media Corporation from January 2001 to October 2003. He served as Chief Financial Officer of CKE Associates, Ltd., a privately held company with interests in talent management, film production, television production, music and new media from 1999 to 2000. Before joining CKE Associates in 1999, Mr. Merritt was an audit and consulting partner of KPMG LLP for 14 years. During that time, he served as national partner in charge of the media and entertainment practice. Mr. Merritt holds a B.S. degree in business and accounting from California State University—Northridge.

Elizabeth J. Sanderson has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1997. Ms. Sanderson has been a practicing attorney since 1984, and has been an interviewer for the Oral History Project of the National Cable Television Center from 1997 to present. Ms. Sanderson served as a director from 1993 to 1997 of the National Cable Television Cooperative and from 1994 to 1995 she served as Chairperson. From 1997 to 1999, Ms. Sanderson served as Chair of TRD Frameworks (formerly known as The Research Department). From 1991 to 1997, Ms. Sanderson served on the Boards of People’s Communications Companies, for rural telephone, fiber-optic and cable plant construction, internet and cellular divisions, and as President of People’s Broadband Communications, a cable television operating company. Ms. Sanderson is a founder of, and is currently serving as the president of, the Farrington Foundation, a private foundation supporting conservation. Ms. Sanderson earned her B.A. after attending Colorado College and the University of Freiburg, Germany and earned law degrees from Pepperdine University and the University of British Columbia.

Business Experience of Directors with Terms Expiring 2007

Perry T. Massie has served as a director of Outdoor Channel Holdings, Inc. since 1984, as its Chief Executive Officer since 1986, and has served as its President and Chairman of the Board since 1994. From 1986 until 1996, he also served as the Chief Financial Officer of Outdoor Channel Holdings, Inc.Mr. Massie has served as Co-President of The Outdoor Channel, Inc. since 1998. He is the Managing Editor of the Gold Prospectors & Treasure Hunters in the Great Outdoors magazine and is also the host of the “Prospecting America” show, which airs on The Outdoor Channel. Mr. Massie earned a B.S. degree in Mining Engineering from the University of Alaska, Fairbanks. Perry T. Massie is the brother of Thomas H. Massie.

T. Bahnson Stanley has served as a director of Outdoor Channel Holdings, Inc. since January 2004. He is currently a partner in the private equity firm Ellis, McQuary & Stanley, LLC, which acquires and invests in media, technology and service companies. From 1991 to 2003, Mr. Stanley served in various positions for Landmark Communications, Inc. most recently as Executive Vice President—Strategy and Development—The Weather Channel Companies®. While at Landmark, he was responsible for strategy, new business development and operations of various properties, including The Travel Channel and The Weather Channel. From 1985 to 1991, Mr. Stanley held the position of Vice President—Investment Banking with Scott & Stringfellow (now a division of BB&T Corporation). From 1980 to 1985, Mr. Stanley served in various positions within Landmark Communications, Inc. As the Director of Business Development, Cable and Broadcast, Mr. Stanley developed the strategy and tactics to convert The Weather Channel from a free service to a subscriber fee based service. Mr. Stanley earned an MBA from the University of Virginia and a B.A. degree from Duke University.

Business Experience of Directors with Terms Expiring 2008

Jerry R. Berglund has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1999. From 1988 to 1996,

Mr. Berglund was the primary owner and President of Denpak, a wood product distribution and manufacturing company that he co-founded. In 1996, Denpak was purchased by a subsidiary of Wolseley PLC of Great Britain. Mr. Berglund stayed on as vice-president and consultant until September of 2000. Mr. Berglund actively serves on the Boards of Colorado Uplift and the Foundation for Urban Youth Ministries, both of which are inner city charities for youth in the Denver area. He earned a B.S. degree in Agricultural Economics from the University of California at Berkeley in 1970.

Ray V. Miller has served as a director of Outdoor Channel Holdings, Inc. since September 2004 and had previously served as a director of The Outdoor Channel, Inc. since 1997. Mr. Miller has been Chairman of Carolina Mountain Cablevision, Inc., an independent cable television operator in North Carolina since 2002. From 1990 to present, Mr. Miller has been Chairman of Country Cablevision, Inc., an independent cable television operator in North Carolina. Mr. Miller was a director of the National Cable Television Cooperative from 1992 to 2001 and served as Chairman of the National Cable Television Cooperative during 1999 and 2000. Mr. Miller also served as Vice Chairman of the First Western Bank from 1997 to 2001.

Board of Directors Meetings

The Board took action by unanimous written consent or held meetings seventeen (17) times during 2005. During 2005, each incumbent director then in office attended at least 75% of the meetings of the Board and committees of the Board on which he or she served which were held during 2005.

Board Committees

The Board currently has a standing audit committee and a compensation committee and may from time to time establish other committees.

Audit Committee.   Our audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors and reviews our consolidated financial statements and internal controls. The current members of our audit committee are Messrs. Berglund, Stanley and Merritt, who chairs the committee. The Board has determined that each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules and under Rule 10A-3 promulgated by the Securities and Exchange Commission. The Board has determined that Mr. Merritt is an audit committee financial expert for purposes of the rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board, a copy of which was previously included as an appendix to the Company’s proxy statement filed with the Securities and Exchange Commission on August 19, 2004. The Audit Committee took action by unanimous written consent or held meetings eight (8) times during 2005.

Compensation Committee.   Our compensation committee is responsible for determining, either alone or with the other independent directors, or recommending to the board, the compensation and benefits of our executive officers and other key employees, administers our stock option plans and establishes and reviews general policies relating to compensation and benefits of all of our employees. The current members of the compensation committee are Messrs. Miller, Stanley and Ms. Sanderson, who chairs the committee. The Board has determined that each member of the Compensation Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules. The Compensation Committee took action by unanimous written consent or held meetings nine (9) times during 2005.

Governance

Director Independence.   The Board has determined that except for Perry T. Massie and Thomas H. Massie, each of the members of the Board is an independent director under the Nasdaq listing standards.

The independent directors have two or more regularly scheduled executive sessions per year at which only the independent directors are present.

Director Nominations.   Currently, the Board does not have a standing nominating committee and the three nominees for directors were recommended to the entire Board by the independent directors pursuant to a formal board resolution regarding such matters. In light of their experience on the Board, the relatively small size of the current Board and the working relationship among the directors, the Board believed that the independent directors were able to evaluate the qualifications and suitability of the director nominees.

The Company has not received director candidate recommendations from its stockholders in the past, and it does not currently have a formal policy regarding consideration of such recommendations. It is anticipated, however, that any recommendations received from stockholders will be evaluated in a similar manner that potential nominees suggested by board members, management or other parties are evaluated. We have not adopted a policy with respect to minimum qualifications for board members. In the past, we have not engaged any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

Stockholder Communications with Board Members.   The Board has previously implemented a process by which stockholders may send written communications directly to the attention of the entire board or any individual director. Stockholders who wish to communicate with the directors should indicate in their correspondence whether it is directed to an individual director or to the entire board and should send such correspondence care of the Company’s secretary or assistant secretary at 43445 Business Park Drive, Suite 113, Temecula, California 92590.

Board Member Attendance at Annual Meetings.   The Company’s policy is to encourage directors to attend annual meetings, however, such attendance is not mandatory. All of the directors who were then in office attended the 2005 annual meeting of stockholders.

Compensation of Directors

Directors who are also employees do not receive any fees or remuneration, as such, for service on our board or any board committee.

In fiscal years 2005 and 2006, each non-employee director is entitled to receive an annual retainer of $24,000 for service on the board, $1,000 for each meeting of the Board and $500 for each Audit Committee, Compensation Committee or non-employee directors meeting attended by the director. In addition, the Chair of the Audit Committee is to receive an annual retainer of $7,500 for serving in that capacity and the Chair of the Compensation Committee is to receive an annual retainer of $2,500 for serving in that capacity.

Pursuant to our Non-Employee Directors Stock Option Plan, each non-employee director receives an option to purchase 125,000 shares of common stock when they initially join the Board. The exercise price of the option is equal to the fair market value of the underlying shares of common stock, and the option vests over a period of three years from the date of grant. Each current non-employee director has received such an option.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the above nominees.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2006 (except as otherwise indicated) for:

•       each of our directors;

•       each of our named executive officers;

•       each person known by us to be the beneficial owner of more than 5% of our outstanding common stock; and

•       all of our directors and executive officers as a group.

In the following table, percentage of ownership is based on 24,416,093 shares of common stock outstanding as of February 28, 2006. Except as otherwise indicated below, we believe that each person listed below has sole voting and investment power with respect to the shares owned, subject to applicable community property laws.

	Shares Beneficially
	Owned (2)
Name and Address of Beneficial Owners(1)	Number	Percent
Thomas H. Massie(3)	6,481,302	26.5%
Perry T. Massie(4)	6,472,872	26.5%
Musk Ox Investments, LP(5)	2,873,620	11.8%
Elizabeth J. Sanderson(6)	976,499	3.9%
Ray V. Miller(7)	752,784	3.0%
Jerry R. Berglund(8)	543,990	2.2%
Andrew J. Dale(9)	341,558	1.4%
William A. Owen(10)	325,000	1.3%
Thomas E. Hornish(11)	118,500	*
David C. Merritt(12)	100,000	*
T. Bahnson Stanley(13)	100,000	*
All directors and executive officers as a group (10 persons)(14)	13,204,605	50.3%
Richard K. Dickson II(15)	1,742,604	7.0%
P.O. Box 2310
Temecula, CA 92593
Wasatch Advisors, Inc.(16)	1,376,725	5.6%
150 Social Hall Avenue
Salt Lake City, UT 84111
Mazama Capital Management, Inc.(17)	1,321,600	5.4%
One Southwest Columbia Street, Suite 1500
Portland, OR 97258

*                    Less than one percent

(1)          Unless otherwise noted above, the business address of each stockholder is c/o Outdoor Channel Holdings, Inc., 43445 Business Park Dr., Suite 113, Temecula, California 92590.

(2)          Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 28, 2006, are deemed outstanding for computing the percentage of the persons holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)          Includes shares owned with Mr. Thomas Massie’s wife, in trusts and control companies and 3,007,900 shares owned by entities owned jointly with Mr. Perry Massie, including Musk Ox Investments, LP. Mr. Thomas Massie disclaims beneficial ownership of the shares owned by Musk Ox Investments, LP except to the extent of his pecuniary interest therein.

(4)          Includes shares owned with Mr. Perry Massie’s wife in trusts and 3,007,900 shares owned by entities owned jointly with Mr. Thomas Massie, including Musk Ox Investments, LP. Mr. Perry Massie disclaims beneficial ownership of the shares owned by Musk Ox Investments, LP except to the extent of his pecuniary interest therein.

(5)          Musk Ox Investments, LP is owned equally by Messrs. Perry and Thomas Massie. Its shares are included in both of their total shares since both individuals might be considered to be the beneficial owner of such shares.

(6)          Includes 20,625 shares held in a trust and 562,500 shares subject to options exercisable within 60 days of February 28, 2006. Also includes 60,000 shares held by the Farrington Foundation, a private foundation, of which Ms. Sanderson is the sole director.

(7)          Includes 96,250 shares owned by Mr. Miller’s wife and 306,484 shares subject to options exercisable within 60 days of February 28, 2006.

(8)          Includes 166,697 shares owned by Mr. Berglund’s wife and children, 75,762 shares held in trusts and 145,366 shares subject to options exercisable within 60 days of February 28, 2006.

(9)          Includes 241,758 shares subject to options exercisable within 60 days of February 28, 2006.

(10)   Includes 325,000 shares subject to options exercisable within 60 days of February 28, 2006.

(11)   Includes 50,000 shares subject to options exercisable within 60 days of February 28, 2006.

(12)   Includes 100,000 shares subject to options exercisable within 60 days of February 28, 2006.

(13)   Includes 100,000 shares subject to options exercisable within 60 days of February 28, 2006.

(14)   Includes our current directors’ and executive officers’ shares listed above, including a total of 1,831,108 shares subject to options exercisable within 60 days of February 28, 2006.

(15)   Based on the most current information the Company has available. Includes shares owned with Mr. Dickson’s wife. Mr. Dickson was previously a director and officer of the Company and resigned all positions with us effective November 13, 2003. Includes 325,000 shares subject to options exercisable within 60 days of February 28, 2006.

(16)   Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission indicating the number of shares held as of December 31, 2005.

(17)   Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission indicating the number of shares held as of December 31, 2005. Of the 1,321,600 shares beneficially held, Mazama Capital Management, Inc. has the sole power to vote or direct the vote of 757,300 shares, and has sole power to dispose or to direct the disposition of all such shares.

MANAGEMENT

Executive Officers

The following table sets forth the names, ages and positions of our current executive officers. Their respective backgrounds are described below.

Executive Officers and Directors:

Name	Age	Position
Perry T. Massie	43	Chief Executive Officer, President, Director-Chairman of the Board, and
		Co-President of The Outdoor Channel, Inc.
William A. Owen	47	Chief Financial Officer and Controller
Thomas H. Massie	41	Executive Vice President, Secretary and Director-Vice Chairman of
		the Board
Andrew J. Dale	51	Chief Executive Officer and Co-President of The Outdoor Channel, Inc.
Thomas E. Hornish	47	General Counsel

Perry T. Massie has served as a director of Outdoor Channel Holdings, Inc. since 1984, as its Chief Executive Officer since 1986, and has served as its President and Chairman of the Board since 1994. From 1986 until 1996, he also served as the Chief Financial Officer of Outdoor Channel Holdings, Inc.Mr. Massie has served as Co-President of The Outdoor Channel, Inc. since 1998. He is the Managing Editor of the Gold Prospectors & Treasure Hunters in the Great Outdoors magazine and is also the host of the “Prospecting America” show, which airs on The Outdoor Channel. Mr. Massie earned a B.S. degree in Mining Engineering from the University of Alaska, Fairbanks. Perry T. Massie is the brother of Thomas H. Massie.

William A. Owen has served as the Chief Financial Officer of Outdoor Channel Holdings, Inc. since November 2003 and as its Controller since July 2004. From 1998 to 2003, he served as Chief Financial Officer of Cruttenden Partners, LLC, an investment firm. In 1999, Mr. Owen also served as Chief Financial Officer and Chief Administrative Officer for E*OFFERING Corp., an on-line investment banking firm developed by Cruttenden Partners, LLC, which was sold to Wit Soundview Corporation in 2000. From 1991 to 1998, Mr. Owen served as Vice President, Corporate Finance for Cruttenden Roth Incorporated, an investment banking firm. From 1990 to 1991, he was a Managing Director for Tuerk & Associates, an investment banking firm. From 1985 to 1989, Mr. Owen was a Vice President for The Geneva Companies, a firm specializing in conducting mergers and acquisitions and business valuations. From 1982 to 1985, Mr. Owen was an auditor for Price Waterhouse, a public accounting firm and earned his CPA certificate. He earned his MBA at the University of California—Irvine and his B.A. degree in Business and Administration from Fort Lewis College.

Thomas H. Massie has served as a director and the Secretary of Outdoor Channel Holdings, Inc. since 1984, its Executive Vice President since 1994 and as its Vice Chairman of the Board since 1999. Mr. Massie is also the host of the “Gold Fever” show. He attended the University of Alaska, Fairbanks, studying business administration. Thomas H. Massie is the brother of Perry T. Massie.

Andrew J. Dale has served as Chief Executive Officer and Co-President of The Outdoor Channel, Inc. since 1998. He was Chief Operating Officer of The Outdoor Channel, Inc. from 1997 to 1998. From 1994 to 1997, he was Senior Vice President Operations of The Outdoor Channel, Inc. From 1990 to 1993, he was a video and television consultant to both Outdoor Channel Holdings, Inc. and The Outdoor Channel, Inc. Mr. Dale began his television career in 1982 working at Financial News Network, or “FNN”, an early cable news channel. He is currently a member of the Cable Television Association for Marketing, the Society of Motion Picture and Television Engineers, and serves on the Satellite Network Committee for the National Cable Telecommunications Association. In 2001, 2002 and 2005 he was listed as one of the top 100 most influential people in the cable industry by CableFax Magazine.

Thomas E. Hornish has served as our General Counsel since December 2004. From February 2003 to December 2004, he served as “Of Counsel” with Paul, Hastings, Janofsky & Walker LLP, an international law firm. Prior to that, he was an associate attorney with Brobeck Phleger & Harrison LLP since 1996. Mr. Hornish is licensed to practice law in California and Illinois, and is also a registered patent attorney. He is a retired, decorated veteran with more than 20 years experience in the U.S. Air Force. Mr. Hornish earned his J.D. degree in 1995 from The Ohio State University, Order of the Coif, while also attending the University of Chicago. He also holds a B.S. degree in chemical engineering from The Ohio State University.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

The following table sets forth compensation received for the fiscal years ended December 31, 2005, 2004 and 2003 by (i) our Chief Executive Officer, and (ii) our four other most highly compensated executive officers at the end of fiscal year 2005 and whose salary and bonus exceeded $100,000 for fiscal year 2005, including the Chief Executive Officer and Co-President of our subsidiary The Outdoor Channel, Inc. We refer to these individuals as the Named Executive Officers.

Summary Compensation Table(1)

		Annual Compensation				Long-Term Compensation
					Other Annual	Restricted		Securities	All Other
				Bonus	Compensation	Stock		Underlying	Compensation
Name and Principal Position	Year	Salary($)		($)	($)(2)	Awards($)		Options(#)	($)(3)
Perry T. Massie, CEO	2005	173,077		19,000	—	—		—	5,475
	2004	191,538		115,000	—	—		—	5,887
	2003	165,209		91,200	—	—		—	66,547
William A. Owen,	2005	162,308		45,900	—	—		—	5,475
CFO(4)	2004	171,923		82,400	—	—		—	1,532
	2003	28,846		21,000	—	—		500,000	—
Thomas H. Massie,	2005	173,077		4,250	—	—		—	5,475
Executive VP	2004	192,256		100,000	—	—		—	5,887
	2003	154,943		91,200	—	—		—	70,405
Andrew J. Dale, CEO &	2005	240,077		12,500	—	—		300,000	6,300
Co-President of The	2004	208,731		140,400	—	—		—	5,887
Outdoor Channel, Inc.	2003	180,726		114,000	—	—		—	5,345
Thomas E. Hornish	2005	200,000		36,000	—	—		—	—
General Counsel	2004	10,000	(5)	25,000	—	1,042,500	(6)	125,000	—

(1)          Amounts are disclosed in the fiscal year in which they were earned.

(2)          No perquisites exceeding the lesser of $50,000 or 10% of the total of annual salary and bonus reported were paid to any Named Executive Officer during 2005, 2004 or 2003.

(3)          Included in the amounts for this column for 2003 are $13,750 and $17,750 for Messrs. P. Massie and T. Massie, respectively, for service on the board of directors of The Outdoor Channel, Inc. Also included in this column for 2003 are $48,011 and $48,011 for Messrs. P. Massie and T. Massie, respectively, received by each individual as a bonus by canceling subscriptions receivable for common stock and the interest thereon. The other amounts in this column for each of the individuals represent contributions to our 401k plan.

(4)          Mr. Owen was hired in October 2003 and the amounts disclosed for 2003 represent his compensation in 2003 since such date. In July 2004, Mr. Owen assumed the additional responsibilities of Controller and principal accounting officer.

(5)          Mr. Hornish was hired in December 2004 and the amounts disclosed for 2004 represent his compensation since such date.

(6)          Consisted of 75,000 shares which vest 20% per year over five years beginning December 13, 2005; dividends paid, if any, on such shares shall be held by us and paid only upon the vesting of such shares. As of December 31, 2005, Mr. Hornish held 60,000 restricted shares of common stock and the value of such shares was $810,000 as determined by the closing sales price of $13.50 per share as reported on The Nasdaq National Market as of such date.

Stock Options

The following table shows all stock option grants to the Named Executive Officers during fiscal year 2005.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in Fiscal	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Granted(#)	Year(%)	($/Sh)	Date	5% ($)	10% ($)
Andrew J. Dale(2)	100,000	77.9	$14.50	04/25/2011	400,608	885,240
Andrew J. Dale(3)	100,000	77.9	$14.50	04/25/2012	420,639	973,763
Andrew J. Dale(4)	100,000	77.9	$14.50	04/25/2013	441,671	1,071,140

(1)          Potential realizable value is based on an assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Such amounts are based on the assumption that the named persons hold the options for their full term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future share price growth.

(2)          These options are subject to vesting as follows: 20% per year over five years beginning 4/25/2006.

(3)          These options are subject to vesting as follows: 20% per year over five years beginning 4/25/2007.

(4)          These options are subject to vesting as follows: 20% per year over five years beginning 4/25/2008.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the option exercises by the Named Executive Officers for the fiscal year ended December 31, 2005, and exercisable and unexercisable options held by them as of December 31, 2005. The “Value of Unexercised In-the-Money Options at Fiscal Year-End” is calculated based on the difference between the closing sales price of $13.50 per share as of December 30, 2005 as reported on The Nasdaq National Market and the exercise price for the shares underlying the option, multiplied by the number of shares issuable upon exercise of the option.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		in-the-Money
	Acquired		Options at Fiscal		Options at Fiscal
	on Exercise	Value Realized	Year-End(#)		Year-End ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Perry T. Massie	487,500	5,736,364	—	—	—	—
Thomas H. Massie	487,500	5,736,364	—	—	—	—
Andrew J. Dale	163,692	1,926,147	221,758	300,000	2,789,028	—
Thomas E. Hornish	—	—	43,750	81,250	—	—
William A. Owen	—	—	275,000	225,000	522,500	427,500

Employment Contracts and Termination of Employment and Change in Control Arrangements

As of the date of the mailing of this Proxy Statement, we did not have employment contracts with any of our employees.

Upon a change in control of us or a sale of substantially all of our assets, the vesting of previously unvested options to purchase common stock and previously unvested restricted shares of common stock held by our employees and directors accelerates 100% and such options and restricted shares become fully vested.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee was at any time during fiscal year 2005 or at any other time an officer or employee of the Company. None of our executive officers served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of our board of directors or compensation committee.

Equity Compensation Plans Information

We have six compensation plans approved by stockholders under which our equity securities are authorized for issuance to employees or directors in exchange for goods or services:  the 1995 Stock Option Plan; The Outdoor Channel, Inc. 1997 Stock Option Plan under which we assumed the outstanding options; stock option agreements with two employees, the Non-Employee Directors Stock Option Plan and the 2004 Long-term Incentive Plan.

The following table summarizes information about our equity compensation plans at December 31, 2005:

	(a)	(b)	(c)	(d)
	Number of shares of restricted stock issued (subject to vesting)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (b))
Equity compensation plans approved by security holders	127,000	3,563,771	$7.31	2,918,000	(1)
Equity compensation plans not approved by security holders (2)	—	—	—	—
	127,000	3,563,771	$7.31	2,918,000	(1)

(1)          On December 31, 2005, 375,000 and 2,543,000 shares were available under the Non-Employee Directors Stock Option Plan and the 2004 Long-tem Incentive Plan, respectively, for future grants of stock options or sale of stock. No future grants of stock options or direct issuance of stock may be made under any of our other equity compensation plans.

(2)          There are no equity compensation plans (including individual compensation arrangements) not approved by the Company’s security holders.

Compensation Committee Report

The following is the report delivered by the Compensation Committee of the Board with respect to the principal factors in determining the compensation of the Company’s executive officers.

As members of the Compensation Committee, it is our duty to set the base salary of the Company’s executive officers and to administer the Company’s equity compensation plans under which grants may be made to the executive officers. In addition, we develop and approve the individual bonus programs to be effective for the executive officers each fiscal year. From time to time, the Compensation Committee has engaged, and may engage in the future, outside compensation consultants and other experts for information and comparative data.

General Compensation Policy.   Our fundamental policy is to offer the Company’s executive officers competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is our objective to have a substantial portion of each executive officer’s compensation contingent upon the Company’s performance as well as upon his or her own level of performance. Accordingly, each executive officer’s compensation package is comprised of three elements:

•        base salary which reflects individual performance and is designed to be generally competitive with salary levels in the industry and the local area,

•        annual variable performance awards payable in cash and tied to the achievement of performance goals, and

•        long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company’s stockholders.

As an officer’s level of responsibility increases, it is our intent to have a greater portion of his or her total compensation to be dependent upon the Company’s performance and stock price appreciation rather than base salary.

Factors.   The principal factors considered in establishing the components of each executive officer’s compensation package are summarized below. We may in our discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general compensation policy indicated above.

Base Salary.   The base salary for each officer is set on the basis of:

•        industry experience, knowledge and qualifications,

•        the salary levels in effect for comparable positions within the Company’s principal industry marketplace competitors and the local area, and

•        internal comparability considerations.

Annual Bonus Compensation.   In 2005, annual bonuses were earned by our executive officers on the basis of the Company’s achievements and in relation to each of their contributions to the Company’s achievements. Factors used to determine whether any cash bonuses were to be paid to the executive officers, and if so, the amount of such bonuses, include:  (i) achieving certain profitability targets; (ii) increasing the number of subscribers to The Outdoor Channel; (iii) improving ratings of the programming shown on The Outdoor Channel; (iv) completing certain strategic initiatives; (v) ensuring all financial and legal reports are timely prepared and filed; and (vi) producing new shows to be aired on The Outdoor Channel. The criteria for each of the executive officers varied in detail and subject matter.

Long-Term Incentive Compensation.   During 2005, we approved, or recommended to the Board, the grant of three options to Mr. Andrew J. Dale, CEO of The Outdoor Channel, Inc. to purchase up to an aggregate of three hundred thousand (300,000) shares of the Company’s common stock under our 2004 Long-term Incentive Plan. Such options vest over a period of seven years. These grants were designed to further align the interests of Mr. Dale with those of the stockholders and provide him with a significant, additional incentive to lead and manage The Outdoor Channel, Inc. from the perspective of an owner with an equity stake in the business.

Compensation of CEOs.   In setting the compensation payable to Mr. Perry Massie, CEO of the Company, as well as Mr. Dale, CEO of The Outdoor Channel, Inc., we have sought to be competitive with other companies in the industry. We established Mr. Massie’s and Mr. Dale’s base salary upon our evaluation of their personal performance and our objective to have their base salaries keep pace with salaries being paid to similarly situated chief executive officers.

Policy on Deductibility of Compensation of Executive Officers.   In evaluating compensation program alternatives, the Compensation Committee considers the potential impact on the Company of Section 162(m) of the Internal Revenue Code. Section 162(m) eliminates the deductibility of compensation over $1 million paid to certain of the Company’s executive officers, excluding “performance-based compensation.” Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee endeavors to maximize deductibility of compensation under Section 162(m) of the Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including but not limited to tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by officers regarding stock options) beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within the Compensation Committee’s guiding principles. For these reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals that preserve deductibility.

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensations in a balanced and reasonable manner, for the short term as well as the long term.

Compensation Committee
Elizabeth J. Sanderson, Chairperson
Ray V. Miller
Thomas Bahnson Stanley

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filings made by us under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent that we incorporate such report by specific reference.

The purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls over financial reporting and audit functions. The Audit Committee is comprised solely of independent directors as defined in Rule 4350(d)(2)(A)(i) and (ii) of the listing standards for The Nasdaq National Market.

During 2005, the Company’s management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee provided oversight and advice to management during this process. The Audit Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as well as the Reports of J. H. Cohn LLP, our independent registered public accounting firm, included in the Company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements, and (ii) management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005 as well as the effectiveness of internal control over financial reporting as of December 31, 2005. Finally, the Audit Committee reviewed and discussed with management and J. H. Cohn LLP Auditing Standard No. 2 “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements” issued by the Public Company Accounting Oversight Board.

The Audit Committee of the Board has:

•        Reviewed and discussed with the Company’s management the audited consolidated financial statements as of and for fiscal year ended December 31, 2005;

•        Discussed with J. H. Cohn LLP the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees” as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

•        Received and reviewed the written disclosures and the letter from J. H. Cohn LLP required by Independence Standard No. 1 “Independence Discussions with Audit Committees” as amended, issued by the Independence Standards Board, and has discussed with J. H. Cohn LLP its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The Board has adopted a written Audit Committee Charter which was previously included as an appendix to the Company’s proxy statement filed with the Securities and Exchange Commission on August 19, 2004.

Audit Committee
David C. Merritt, Chairman
Jerry R. Berglund
Thomas Bahnson Stanley

Other Audit Related Matters

The Board selected J. H. Cohn LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2005. J. H. Cohn LLP previously audited the Company for the years ended December 31, 1998 through 2004. A representative of J. H. Cohn LLP is expected to be present at the annual meeting. If a representative of J. H. Cohn LLP is present at the annual meeting, he or she will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. It is our practice not to place the selection of our independent registered public accounting firm to a vote of our stockholders.

Audit Fees.   The aggregate fees billed by J. H. Cohn LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and the reviews of the consolidated financial statements included in our Quarterly Reports for these fiscal years were $283,000 and $171,000, respectively.

Audit-Related Fees.   The aggregate fees billed by J. H. Cohn LLP for assurance and related services that are reasonably related to the performance of the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and not reported above were $125,000 and $24,000, respectively.

Tax Fees.   The aggregate fees billed by J. H. Cohn LLP for professional services rendered for tax compliance, tax advice, and tax planning to us for the fiscal years ended December 31, 2005 and 2004 were $17,000 and $23,000, respectively. The nature of the services provided for these fees are for the preparation of tax returns and tax advice for the fiscal years ended December 31, 2005 and 2004.

All Other Fees to Auditor.   There were no other fees billed by J. H. Cohn LLP for services rendered to us, other than the fees for services described above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees” for the fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-Approval Policies.   Our Audit Committee pre-approved all services described above for fiscal year 2005, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of J. H. Cohn LLP. The Audit Committee requires that each service provided by J. H. Cohn LLP be pre-approved by the Audit Committee.

Performance Graph

The graph below shows the five-year cumulative total stockholder return assuming an investment of $100 and the reinvestment of dividends, although dividends have not been declared on our common stock. The graph compares total stockholder returns of our common stock, of the Russell 2000 Index and of a Peer Group Index consisting of Crown Media Holdings, Inc. and Paxson Communications Corporation. The graph assumes that $100 was invested in our stock on December 31, 2000 and that the same amount was invested in the Russell 2000 Index and the Peer Group Index. Historical results are not necessarily indicative of future performance. Our common stock is currently traded on The Nasdaq National Market. Prior to September 15, 2004, our common stock was traded on NASD’s OTC Bulletin Board.

The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

Outdoor Channel Holdings, Inc.

Performance Graph

Comparison of Cumulative Total Return*

*                    Assumes $100 investment on December 31, 2000

Certain Relationships and Related Transactions

In 2005, we had two lease agreements regarding a portion of our administrative facilities with Musk Ox Properties, LP, a stockholder of ours and which in turn is owned by Messrs. Perry T. Massie and Thomas H. Massie, each of whom is a director and officer and a major stockholder of the Company. These two lease agreements required aggregate monthly rent payments of approximately $20,949, and our rent expense paid to Musk Ox Properties, LP for 2005 totaled an aggregate of $251,390. These two lease agreements expired December 31, 2005, and effective as of January 1, 2006, we renewed our real estate lease with Musk Ox Properties, LP by entering into a new lease agreement. The new lease agreement is for an initial five-year term plus two option periods of two to five years, each as determined by the Company if exercised. Monthly rent payment is approximately $29,106 in 2006, and increases three percent per year during the term of the lease.

Richard K. Dickson II, who is currently a beneficial owner of greater than 5% of our outstanding common stock, resigned from employment of the Company in 2003. In connection with his resignation and his employment agreement, we agreed to provide him certain cash amounts and benefits over time, of which $19,420 were provided to Mr. Dickson in 2005. These cash payments and benefits to Mr. Dickson are scheduled to terminate in November 2007.

In June 2005, we entered into an agreement with each of Musk Ox Investments, LP, Messrs. Perry T. Massie, Thomas H. Massie, Ray V. Miller, Jerry R. Berglund, Andrew J. Dale and Ms. Elizabeth J. Sanderson setting forth the terms and conditions pursuant to which they were eligible to sell shares in connection with a public offering of the Company’s shares of common stock, subject to the sole discretion of a disinterested committee of our Board. These agreements also specified which costs were borne by us and which were borne by such individuals. In addition, these agreements contained indemnification and other provisions customary for agreements of this type.

Effective on December 5, 2005, we entered into an Optionholders Registration Rights Agreement with Ray V. Miller and Elizabeth J. Sanderson, each of whom is a director of ours, to make the shares of common stock underlying certain options available for resale immediately after exercise of such options. The Optionholders Registration Rights Agreement contains provisions regarding our registration of shares of common stock to be issued to Mr. Miller and Ms. Sanderson upon the exercise of options that they received in connection with their investment in our wholly owned subsidiary, The Outdoor Channel, Inc., in 1997. Such options were exchanged for options to purchase shares of our common stock in September 2004 in connection with our acquisition of all of the outstanding shares of The Outdoor Channel, Inc. that we did not previously own, and these options expire in December 2007. The Optionholders Registration Rights Agreement also contained indemnification and other provisions customary for agreements of this type.

Our bylaws provide that we will indemnify our directors and executive officers and may indemnify our other officers, employees and other agents to the fullest extent permitted by the Delaware General Corporation Law. We are also empowered under our bylaws to enter into indemnification contracts with our directors and officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. Pursuant to this provision, we have entered into indemnity agreements with each of our directors and officers.

In addition, our certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for certain breaches of the directors’ fiduciary duty. Each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for any transaction from which the director derived an improper personal benefit, for unlawful payment of dividends and for unlawful stock purchases or redemptions. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

All future transactions between us and our officers, directors, principal stockholders and affiliates will be approved by our audit committee or another independent body of our Board, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
FOR THE 2007 ANNUAL MEETING

All stockholder proposals and director nominations for the 2007 annual meeting must be submitted in accordance with the procedures set forth in our bylaws.

If a stockholder wants us to consider including a proposal in our proxy materials for the 2007 annual meeting, pursuant to Rule 14a-8 under the Exchange Act the stockholder must submit the proposal no later than December 7, 2006. If the proposal complies with all of the requirements of Rule 14a-8, we will include it in the Proxy Statement and set it forth on the form of proxy issued for the 2007 annual meeting. Any such stockholder proposals should be directed to the attention of the Company’s Secretary or Assistant Secretary at our headquarters at 43445 Business Park Drive, Suite 113, Temecula, California 92590.

With respect to any proposal that a stockholder intends to present at the 2007 annual meeting but is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8, the proxy for such annual meeting will confer discretionary voting authority to vote on such stockholder proposal unless we are notified of such proposal no later than February 20, 2007 and the proponent complies with all applicable requirements set forth in Regulation 14A under the Exchange Act.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Except as follows, and based solely upon its review of the copies of reports furnished to the Company, or representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company’s Common Stock with respect to the Company’s fiscal year ended December 31, 2005 were satisfied. The Company is aware that Mr. Jerry Berglund had one late filing of a Form 4 for fiscal year 2005.

CODE OF CONDUCT AND ETHICS

The Board has adopted a code of conduct and ethics that applies not only to our principal executive officer, principal financial officer and principal accounting officer as required by the Securities and Exchange Commission, but also to all of our employees and directors. The full text of the code is published on our web site at www.outdoorchannelholdings.com in the “Corporate Governance” section. If we make any amendments to, or grant any waivers of, a provision of the code of conduct and ethics applicable to our principal executive officer, principal financial officer or principal accounting officer, we intend to disclose such amendment or waiver on our website. Information on our website, however, does not form a part of this proxy statement.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the consolidated financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act, is included with this proxy statement. You may also obtain copies of exhibits to the Form 10-K, but we may charge a reasonable fee to stockholders requesting such exhibits. If you would like copies of any of the exhibits to the Form 10-K, you should direct your request in writing to us at our address set forth on the first page of this Proxy Statement, attention: Thomas E. Hornish, General Counsel.

OTHER MATTERS

The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of stockholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Perry Massie, Chairman of the Board, Chief
Executive Officer and President

OUTDOOR CHANNEL HOLDINGS, INC.
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DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
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ADD 6		C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1

Election of Directors
1.	Proposal to elect the following listed nominees as directors of Outdoor Channel Holdings, Inc.:

		For All	Withhold All	For All Except*

	01 - Thomas H. Massie 02 - David C. Merritt	☐	☐	☐	*Exceptions:
	03 - Elizabeth J. Sanderson					To withhold authority to vote for any individual nominee(s), mark the exceptions box and write the name(s) on the space provided above.

Issue

2.	In their discretion to vote upon such other business or matters which may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 - Please keep signature within the box			Signature 2 - Please keep signature within the box			Date (mm/dd/yyyy)

	0 0 8 7 5 3	1 U P X	C O Y

001CD40001	00JHOB

Proxy - Outdoor Channel Holdings, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OUTDOOR CHANNEL HOLDINGS, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned stockholder of OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation, hereby acknowledges the receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held on Tuesday, May 16, 2006, at 9:00 a.m., at 43455 Business Park Drive, Temecula, California 92590 and hereby appoints PERRY T. MASSIE, and THOMAS H. MASSIE, or either of them, acting singularly, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote, if then and there personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)